DSW Inc. Reports Third Quarter 2012 Financial Results

•	Third quarter sales increase 11.7% to $592.7 million; comparable sales increase 6.3%

•	First nine months sales increase 10.1% to $1,663.5 million; comparable sales increase 6.1%

•	Including a net benefit of $0.08 per share from an award resulting from the 2005 credit card litigation, as well as legacy charges from RVI, third quarter Reported EPS is $1.10 per share

•	Third quarter Adjusted EPS rises to $1.02 per share

•	Company reiterates full year EPS guidance of $3.30 to $3.40, excluding one-time items

•	Board of Directors declares quarterly dividend of $0.18 per share payable on December 28, 2012

•	Company announces plans to open 25 to 30 new stores next year

COLUMBUS, Ohio, November 20, 2012 - DSW Inc. (NYSE: DSW), a leading branded footwear and accessories retailer, announced financial results for the three-month and nine-month periods ended October 27, 2012, which compare to the three-month and nine-month periods ended October 29, 2011.

“We are pleased with our third quarter results. Comparable sales grew for the 13th consecutive quarter and earnings increased at a double digit rate,” stated Mike MacDonald, President and Chief Executive Officer. “During the quarter, we opened a record 26 new stores. We also paid a special dividend of $2.00 per share to DSW shareholders this quarter, the second such dividend in the last 13 months. Finally, we continued to make strategic investments that will enable DSW to maintain its growth trajectory."

Third Quarter Operating Results

•	Sales increased 11.7% to $592.7 million compared to last year's third quarter sales of $530.7 million.

•	Comparable sales increased by 6.3%. This follows an increase of 5.2% for the third quarter of 2011.

•
Reported net income was $50.1 million, or $1.10 per diluted share on 45.5 million weighted average shares outstanding, which included a $3.6 million award resulting from the 2005 credit card litigation, as well as $0.2 million in legacy charges from RVI. This compares to Reported net income in the third quarter of 2011 of $53.7 million, which included a non-cash benefit of $13.9 million related to the merger with RVI. Reported EPS for the third quarter last year was $0.75 per share.

•
Net income, adjusted for one-time items was $46.6 million, or $1.02 per diluted share on 45.5 million weighted average shares outstanding. This compares to Adjusted net income for the same period last year of $39.8 million, or $0.88 per diluted share on 45.3 million weighted average shares outstanding.

Nine-Month Operating Results

•	Sales increased 10.1% to $1,663.5 million from $1,510.6 million for the first nine months of 2011.

•	Comparable sales for the first nine months increased 6.1% over an increase of 9.2% for the first nine months of 2011.

•
Reported net income was $119.3 million, or $2.64 per diluted share on 45.2 million weighted average shares outstanding, which included $5.2 million after-tax non-cash charges related to RVI and a $3.6 million after-tax award from credit card litigation. This compares to Reported net income in the first nine months of 2011 of $155.4 million, which included a non-cash benefit of $42.3 million related to the merger with RVI. Reported EPS last year was $4.30 per share.

•
Net income, adjusted for one-time items was $120.8 million or $2.66 per diluted share on 45.4 million weighted average shares outstanding. This compares to Adjusted net income for the same period last year of $113.1 million, or $2.50 per diluted share on 45.3 million weighted average shares outstanding.

Third Quarter Balance Sheet Highlights

•	Cash, short term and long term investments totaled $430 million compared to $369 million last year, an increase of 16.5%.

•
Inventories were $422 million compared to $378 million last year, an increase of 11.8%, in line with expectations. On a cost per square foot basis, inventories in DSW stores decreased by 1% at the end of quarter.

•	The company did not repurchase any shares under its $100 million share buyback program this quarter.

•
At the beginning of the fourth quarter, the company closed on the acquisition of 810 AC LLC, which owned its corporate headquarters and distribution center on Air Center Drive in Columbus, OH in the fourth quarter.

Regular Dividend:
On November 20, 2012, DSW's Board of Directors declared the Company's quarterly cash dividend payment of $0.18 per share. The dividend will be paid on December 28, 2012 to shareholders of record at the close of business on December 17, 2012.

Fiscal 2012 Annual Outlook
The Company is revising its annual 2012 earnings guidance. The Company now expects Adjusted earnings per share in the range of $3.30 to $3.40 for the 53-week year ending February 2, 2013 compared to Adjusted earnings per share of $3.00 for the 52-week year ended January 28, 2012. Comparable sales are expected to grow in the mid-single digit range. This range includes an estimated sales impact from Hurricane Sandy.

Please note that the Company's guidance does not include any share repurchase activity under its $100 million share repurchase program, one-time legacy costs related to RVI merger or the award from the 2005 credit card insurance litigation.

Webcast and Conference Call
To hear the Company's live earnings conference call, log on to http://www.dswinc.com/ today at 8:30 AM Eastern, or call (800) 860-2442 in the U.S. or (412) 858-4600 outside the U.S. To hear a replay of the earnings call, which will be available approximately two hours after the conference call ends, dial (877) 344-7529 in the U.S. or (412) 317-0088 outside the U.S. followed by conference number 10021224. An audio replay of the conference call, as well as additional financial information, will also be available at http://www.dswinc.com/.

About DSW Inc.
DSW Inc. is a leading branded footwear and accessories retailer that offers a wide selection of brand name and designer dress, casual and athletic footwear and accessories for women, men and kids.  As of November 20, 2012, DSW operated 364 stores in 41 states, the District of Columbia and Puerto Rico, and operated an e-commerce site, http://www.dsw.com, and a mobile website, http://m.dsw.com.  DSW also supplied footwear to 346 leased locations in the United States under the Affiliated Business Group. For store locations and additional information about DSW, visit http://www.dswinc.com. Follow DSW on Twitter at http://twitter.com/DSWShoeLovers and "like" DSW on Facebook at http://www.facebook.com/DSW.

DSW INC.
Q3 SEGMENT RESULTS

Net sales by reportable segment:

	Three months ended			Nine months ended
	October 27, 2012	October 29, 2011	% change	October 27, 2012	October 29, 2011	% change
	(in millions)			(in millions)

DSW	$559.3	$491.9	13.7%	$1,562.7	$1,396.4	11.9%
Affiliated Business Group	33.4	38.8	(13.9)%	100.8	114.2	(11.7)%
Total DSW Inc.	$592.7	$530.7	11.7%	$1,663.5	$1,510.6	10.1%

Comparable sales change by reportable segment:

	Three months ended		Nine months ended
	October 27, 2012	October 29, 2011	October 27, 2012	October 29, 2011

DSW	6.6%	5.2%	6.3%	9.5%
Affiliated Business Group	1.8%	4.9%	2.5%	6.0%
Total DSW Inc.	6.3%	5.2%	6.1%	9.2%

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Any statements in this release that are not historical facts, including the statements made in our "Fiscal 2012 Annual Outlook," are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These factors include, but are not limited to: our success in opening and operating new stores on a timely and profitable basis; continuation of supply agreements and the financial condition of our leased business partners; disruption of our distribution and fulfillment operations; failure to retain our key executives or attract qualified new personnel; our competitiveness with respect to style, price, brand availability and customer service; our reliance on our “DSW Rewards” program to drive traffic, sales and customer loyalty; maintaining good relationships with our vendors; our ability to anticipate and respond to fashion trends; fluctuation of our comparable sales and quarterly financial performance; uncertain general economic conditions; our reliance on foreign sources for merchandise and risks inherent to international trade; risks related to our cash and investments; and the realization of risks related to the merger with RVI, including risks related to pre-merger RVI guarantees of certain Filene's Basement leases and a pension plan. Additional factors that could cause our actual results to differ materially from our expectations are described in the Company's latest annual or quarterly report, as filed with the SEC. All forward-looking statements speak only as of the time when made. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances.

DSW INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of	As of
	October 27, 2012	January 28, 2012

Assets
Cash and equivalents	$134,322	$79,003
Short-term investments	203,320	296,697
Accounts receivable, net	26,245	16,996
Inventories	422,467	334,390
Prepaid expenses and other current assets	22,891	24,448
Deferred income taxes	90,100	116,473
Total current assets	899,345	868,007

Property and equipment, net	276,496	235,726
Long-term investments	92,674	53,858
Goodwill	25,899	25,899
Deferred income taxes	—	15,653
Other assets	8,144	8,757
Total assets	$1,302,558	$1,207,900

Liabilities and shareholders' equity
Accounts payable	$168,956	$151,248
Accrued expenses	130,256	126,998
Warrant liability	—	29,303
Total current liabilities	299,212	307,549

Non-current liabilities	144,867	113,764
Total shareholders' equity	858,479	786,587
Total liabilities and shareholders' equity	$1,302,558	$1,207,900

DSW INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
and
RECONCILIATION OF ADJUSTED RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three months ended	Adjustments related to the Merger with RVI		Adjustments related to award of damages		Three months ended
	October 27, 2012					October 27, 2012
	Reported					Adjusted
Net sales	$592,734					$592,734
Cost of sales	(392,563)					(392,563)
Operating expenses	(121,734)	302	(1)	(4,018)	(2)	(125,450)
Operating profit	78,437	302		(4,018)		74,721
Interest income, net	2,575			(1,869)	(2)	706
Income from continuing operations before income taxes	81,012	302		(5,887)		75,427
Income tax (provision) benefit	(30,897)	(128)	(1)	2,245	(2)	(28,780)
Net income	$50,115	$174		$(3,642)		$46,647

Diluted shares used in per share calculations:	45,523					45,523

Diluted earnings per share:
Diluted earnings per share from continuing operations	$1.10					$1.02
Diluted earnings per share	$1.10					$1.02

Notes:

1)	Reflects legal fees related to the settlement of RVI litigation and other RVI legal expenses, and related tax effects.

2)
Reflects DSW's receipt of an award of damages related to the 2005 data theft of $5.3 million, net of expense of $1.3 million and interest accrued on the settlement of $1.9 million. Also reflects the related tax effects.

	Three months ended		Adjustments related to the Merger with RVI		Three months ended
	October 29, 2011				October 29, 2011
	Reported				Adjusted
Net sales	$530,747				$530,747
Cost of sales	(350,465)				(350,465)
Operating expenses	(120,310)		$5,273	(1)	(115,037)
Change in fair value of derivative instruments	20,924		(20,924)	(2)	—
Operating profit	80,896		(15,651)		65,245
Interest (expense) income, net	(1,151)		1,503	(3)	352
Income from continuing operations before income taxes	79,745		(14,148)		65,597
Income tax (provision) benefit	(26,076)		297	(4)	(25,779)
Income from continuing operations	53,669		(13,851)		39,818
Total income from discontinued operations, net of tax	5		(5)	(5)	—
Net income	$53,674		(13,856)		$39,818

Adjustments to net income from diluted earnings per share calculation:
Less: Gain in fair value of PIES and tax effected other PIES related expenses	(20,167)	(6)	20,167
Less: (Loss) in fair value of warrants	159	(6)	(159)
Net income for diluted earnings per share calculation	$33,666	(6)	6,152		$39,818

Diluted shares used in per share calculations:	44,739	(7)			45,313

Diluted earnings per share:
Diluted earnings per share from continuing operations	$0.75	(6)			$0.88
Diluted earnings per share from discontinued operations	$0.00
Diluted earnings per share	$0.75	(6)			$0.88

Notes:

1)	In addition to RVI-related expenses, also reflects lease and asset impairment of $5.0M related to an RVI office lease.

2)	Change in fair value of derivative instruments, which relate to RVI’s Premium Income Exchangeable Securities (“PIES”) and warrants to purchase DSW or RVI (prior to the merger) common shares.

3)	Interest expense related to the PIES.

4)	Reflects impact of RVI-related tax expense.

5)	Reflects the removal of discontinued operations, which relate to RVI’s disposition of Value City.

6)	Net income for the diluted earnings per share calculation is adjusted for the change in fair value of PIES and warrants and related tax-effected interest expense.

7)
The Reported weighted average shares outstanding represent DSW Class A Common Shares and Class B Common Shares as well as the PIES, warrants and other dilutive instruments. Adjusted shares used in the per share calculations reflect DSW’s weighted average shares outstanding as of the first quarter of fiscal 2011.

	Nine months ended		Adjustments related to the Merger with RVI		Adjustments related to award of damages		Nine months ended
	October 27, 2012						October 27, 2012
	Reported						Adjusted
Net sales	$1,663,524						$1,663,524
Cost of sales	(1,110,518)						(1,110,518)
Operating expenses	(355,775)		$560	(1)	(4,018)	(4)	(359,233)
Change in fair value of derivative instruments	(6,121)		6,121	(2)
Operating profit	191,110		6,681		(4,018)		193,773
Interest income, net	3,538				(1,869)	(4)	1,669
Income from continuing operations before income taxes	194,648		6,681		(5,887)		195,442
Income tax (provision) benefit	(76,608)		(253)	(1)	2,245	(4)	(74,616)
Income from continuing operations	118,040		6,428		(3,642)		120,826
Total income from discontinued operations, net of tax	1,253		(1,253)
Net income	$119,293		$5,175		$(3,642)	(4)	$120,826

Diluted shares used in per share calculations:	45,173	(3)					45,395

Diluted earnings per share:
Diluted earnings per share from continuing operations	$2.61						$2.66
Diluted earnings per share from discontinued operations	$0.03
Diluted earnings per share	$2.64						$2.66

Notes:

1)	Reflects legal fees related to the settlement of RVI litigation and other RVI legal expenses, and related tax effects.

2)	Change in fair value of derivative instruments, which relate to RVI's warrants.

3)
The Reported weighted average shares outstanding represent DSW Class A Common Shares and Class B Common Shares as well as dilutive instruments. Adjusted shares used in the per share calculations reflect DSW's weighted average shares outstanding and assume full exercise of warrants at the beginning of the period.

4)
Reflects DSW's receipt of an award of damages related to the 2005 data theft of $5.3 million, net of expense of $1.3 million and interest accrued on the settlement of $1.9 million. Also reflects the related tax effects.

	Nine months ended		Adjustments related to the Merger with RVI		Nine months ended
	October 29, 2011				October 29, 2011
	Reported				Adjusted
Net sales	$1,510,645				$1,510,645
Cost of sales	(1,002,661)				(1,002,661)
Operating expenses	(339,557)		$16,563	(1)	(322,994)
Change in fair value of derivative instruments	(56,895)		56,895	(2)
Operating profit	111,532		73,458		184,990
Interest (expense) income, net	(9,214)		10,484	(3)	1,270
Income from continuing operations before income taxes	102,318		83,942		186,260
Income tax benefit (provision)	73,625		(146,808)	(4)	(73,183)
Income from continuing operations	175,943		(62,866)		113,077
Total income from discontinued operations, net of tax	173		(173)	(5)
Net income	176,116		(63,039)		113,077
Less: net income attributable to the noncontrolling interests	(20,695)		20,695	(6)
Net income, net of noncontrolling interests	$155,421		$(42,344)		$113,077

Adjustments to net income from diluted earnings per share calculation:
Less: Gain in fair value of PIES and tax effected other PIES related expenses	(6,019)	(7)	6,019
Net income for diluted earnings per share calculation	$149,402	(7)	(36,325)		$113,077

Diluted shares used in per share calculations:	34,781	(8)			45,313

Diluted earnings per share:
Diluted earnings per share from continuing operations	$4.29	(7)			$2.50
Diluted earnings per share from discontinued operations	$0.00	(7)
Diluted earnings per share, net of noncontrolling interests	$4.30	(7)			$2.50

Notes:

1)	In addition to DSW and RVI transaction costs and RVI-related expenses, also reflects lease and asset impairment of $5.0M related to an RVI office lease.

2)	Change in fair value of derivative instruments, which relate to RVI’s PIES and warrants.

3)	Interest expense related to the PIES and RVI debt.

4)	Reflects impact of reversal of valuation allowances and other merger-related tax items.

5)	Reflects the removal of discontinued operations, which relate to RVI’s dispositions of Value City and Filene’s Basement.

6)	Reflects the removal of the noncontrolling interest in DSW that RVI recorded through the merger date.

7)	Net income for the diluted earnings per share calculation is adjusted by the change in fair value of PIES and related tax-effected interest expense.

8)
Reported weighted average shares outstanding are prorated for pre-merger RVI shares through the merger date and post-merger DSW shares after the merger date and through period end. Through the merger date, RVI weighted average shares outstanding are adjusted for the 0.435 exchange ratio. After the merger date, the weighted average shares outstanding reflect DSW shares converted from RVI shares as well as DSW Class A Common Shares outstanding prior to the merger. Adjusted shares used in the per share calculations reflect DSW’s weighted average shares outstanding as of the first quarter of fiscal 2011, prior to the merger with RVI.

This release contains certain Adjusted financial measures. These measures are included as a complement to Reported results because management believes these Adjusted financial measures help explain underlying performance trends in DSW's business and provide useful information to both management and investors. The unaudited Condensed Consolidated Statements of Operations and Reconciliation of Adjusted Results should not be construed as an alternative to the Reported results determined in accordance with generally accepted accounting principles. Further, DSW's definition of Adjusted income information may differ from similarly titled measures used by other companies. While it is not possible to predict future results, management believes the Adjusted information is useful to investors for the assessment of the ongoing operations of DSW. The unaudited Condensed Consolidated Statements of Operations and Reconciliation of Adjusted Results should be read in conjunction with DSW's and RVI's historical financial statements and notes thereto contained in DSW's and RVI's quarterly reports on Form 10-Q and annual report on Form 10-K.
SOURCE: DSW Inc.

Company Contact:
DSW Inc.
Christina Cheng
Director of Investor Relations
(855) 893-5691